AMANA MUTUAL FUNDS TRUST

Amana Income Fund

Reflecting lower expense ratios, this supplement, dated December 10, 2020, amends the Summary Prospectus of Amana Income Fund dated September 25, 2020, as amended (the “Summary Prospectus”).

The Income Fund’s “Annual Fund Operating Expenses” tables and example on page 2 are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund	Investor Shares	Institutional Shares
Management Fees	0.76%¹	0.76%¹
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.05%
Total Annual Fund Operating Expenses	1.04%	0.81%

¹ Restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020.

Example
The example below is intended to help investors compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor’s expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$106	$331	$574	$1,271
Institutional Shares	$83	$259	$450	$1,002

* * * * * *

YOU SHOULD RETAIN THIS SUPPLEMENT
WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.